UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 25, 2022

KALEYRA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38320	82-3027430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17 State Street, New York City, NY	10004
(Address of Principal Executive Offices)	(Zip Code)

+1 917 508 9185

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KLR	New York Stock Exchange
Warrants, at an exercise price of $11.50 per share of Common Stock	KLR WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Kaleyra, Inc., a Delaware corporation (the “Company”) is filing this Current Report on Form 8-K to provide certain additional updated pro forma financial information giving effect to its acquisition of Vivial Inc. (“Vivial”) and the business owned by Vivial known as mGage (the “mGage Acquisition”) as set forth in Item 9.01 below. As previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 7, 2021 the Company completed the mGage Acquisition on June 1, 2021. Furthermore, as previously reported in the Company’s Amendment No. 1 to the Company’s Current Report on Form 8-K/A filed on June 21, 2021, the Company filed the unaudited pro forma condensed combined balance sheets of the Company and Vivial Networks LLC (“Vivial Networks”) as of March 31, 2021, and the unaudited pro forma combined statements of operations of the Company and Vivial Networks for the year ended December 31, 2020 and the unaudited pro forma condensed combined statements of operations of the Company and Vivial Networks for the three months ended March 31, 2021, all giving pro forma effect to the mGage Acquisition, with the unaudited pro forma condensed combined balance sheet giving effect to the mGage Acquisition as if it had occurred on March 31, 2021, and the unaudited pro forma combined statements of operations giving effect to the mGage Acquisition as if it had occurred on January 1, 2020.

Included as Exhibit 99.1 to this Current Report on Form 8-K is the unaudited pro forma combined statement of operations of the Company and Vivial Networks for the year ended December 31, 2021 and the notes related thereto (the “Unaudited Pro Forma Combined Financial Information”), updated to give effect to the mGage Acquisition as if it occurred on January 1, 2021.

The Unaudited Pro Forma Combined Financial Information included in this Current Report on Form 8-K has been presented for informational purposes only. It does not purport to represent the actual results of operations that the Company and Vivial would have achieved had the companies been combined as of January 1, 2021 and is not intended to project the future results of operations that the Company may achieve as a result of the mGage Acquisition.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The exhibits required by this item are set forth on the Exhibit Index attached hereto.

Exhibit Number

99.1	Unaudited Pro Forma Combined Financial Information of Kaleyra, Inc. for the year ended December 31, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 25, 2022

By:	/s/ Dario Calogero
Name:	Dario Calogero
Title:	Chief Executive Officer and President